LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Growth Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

January 26, 2007

Dear Contract Owner:

We are writing to notify you of a special meeting of shareholders of the Growth Fund (the “Growth Fund”), a series of the Lincoln Variable Insurance Products Trust (the “Trust”). The meeting will be held on Thursday, April 5, 2007, at 9:00 a.m. local time, in the office of the Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The attached Proxy Statement/Prospectus describes in detail the proposed agenda item for the meeting.

You are entitled to provide us with instructions for voting shares of the Growth Fund that The Lincoln National Life Insurance Company or Lincoln Life & Annuity Company of New York holds to fund your variable annuity contract or variable life insurance policy. You should read the enclosed Proxy Statement/Prospectus carefully and submit your voting instructions.

The following proposals will be considered and acted upon at the meeting:

Proposal 1:	To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the acquisition of all of the assets of the Growth Fund by the Capital Appreciation Fund (the “Capital Appreciation Fund”), each a series of the Trust, in exchange for shares of the Capital Appreciation Fund and the assumption by the Capital Appreciation Fund of the liabilities of the Growth Fund. The Reorganization Agreement also provides for distribution of the shares of the Capital Appreciation Fund to shareholders of the Growth Fund in liquidation and subsequent termination of the Growth Fund.

Proposal 2:	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

We realize that you may not be able to attend the meeting to provide voting instructions in person. However, we do need your instructions. You can provide voting instructions by mail, telephone or through the Internet, as explained in the enclosed Proxy Statement/Prospectus. If you decide later to attend the meeting, you may revoke your proxy and provide voting instructions in person. The number of shares of the Growth Fund attributable to you will be voted in accordance with your instructions.

If you have any questions about the meeting, please feel free to call (800) 4LINCOLN (454-6265).

By Order of the Trust’s Board of Trustees

Cynthia A. Rose Secretary

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Growth Fund

PROXY STATEMENT/PROSPECTUS

Special Meeting of Shareholders

To be held on April 5, 2007

This Proxy Statement/Prospectus is being furnished to you in connection with the solicitation of proxies relating to the Growth Fund (the “Growth Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), by the Board of Trustees (“Board” or “Trustees”) of the Trust, for a special meeting of shareholders of the Growth Fund (“Meeting”). The Meeting will be held on Thursday, April 5, 2007, at 9:00 a.m. local time, in the office of the Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

The Board is soliciting proxies from shareholders of the Growth Fund with respect to the following proposals:

Proposal 1:	To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the acquisition of all of the assets of the Growth Fund by Capital Appreciation Fund (the “Capital Appreciation Fund”), each a series of the Trust, in exchange for shares of the Capital Appreciation Fund and the assumption by the Capital Appreciation Fund of the liabilities of the Growth Fund. The Reorganization Agreement also provides for distribution of the shares of the Capital Appreciation Fund to shareholders of the Growth Fund in liquidation and subsequent termination of the Growth Fund (“Reorganization”).

Proposal 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record who owned shares of the Growth Fund at the close of business on December 15, 2006 (the “Record Date”) are entitled to vote at the meeting and at any adjournments or postponements thereof.

The shares of the Growth Fund are sold directly or indirectly primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln

Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”)

that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners”). Contract Owners have the right to instruct Lincoln Life or Lincoln New York, as the record owners of the Growth Fund’s shares owned in the Accounts, how to vote the shares of the Growth Fund that are attributable to those Accounts at the meeting. The Growth Fund is seeking approval for certain actions it wishes to take, and if you are a Contract Owner, you are entitled to instruct Lincoln Life or Lincoln New York, as applicable, on how to vote the shares of the Growth Fund attributable to you under your contract or policy. To the extent that Growth Fund shares are owned directly by other series of the Trust that operate as “funds of funds,” those shares will be voted directly by the funds of funds in the same proportion as all other votes received from the other holders of Growth Fund shares (so-called “echo voting”).

The date of the first mailing of the proxy cards and this Proxy Statement/Prospectus to shareholders and to the corresponding Contract Owners will be on or about January 31, 2007. If you have any questions about the meeting, please feel free to call us toll free at (800) 4LINCOLN (454-6265).

It is important for you to vote on the Proposals described in this Proxy Statement/Prospectus. We recommend that you read this Proxy Statement/Prospectus in its entirety as the explanations will help you to decide how to vote on the Proposals.

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Proxy Statement/Prospectus?

This Proxy Statement/Prospectus is soliciting shareholders of the Growth Fund to approve the Reorganization Agreement, which contemplates the transfer of all of the assets of the Growth Fund to the Capital Appreciation Fund in exchange for shares of the Capital Appreciation Fund having an aggregate value equal to the net asset value of the Growth Fund and the assumption by the Capital Appreciation Fund of all of the liabilities of the Growth Fund (“Reorganization”). The Growth Fund would then distribute to its shareholders the portion of the shares of the Capital Appreciation Fund to which each such shareholder is entitled. This would result in the liquidation of the Growth Fund.

Under the proposed Reorganization Agreement, each shareholder of the Growth Fund would be entitled to receive shares of the Capital Appreciation Fund having an aggregate net asset value equal to the aggregate value of the shares of the Growth Fund held by that shareholder, as of the close of business on the business day of the Reorganization. You are being asked to approve the Reorganization Agreement pursuant to which the Reorganization transaction would be accomplished. Because shareholders of the Growth Fund are being asked to approve a Reorganization transaction that will result in them holding shares of the Capital Appreciation Fund, this document also serves as a Prospectus for the Capital Appreciation Fund.

If the Reorganization Agreement is approved by shareholders of the Growth Fund, holders of Standard and Service Class shares of the Growth Fund will receive Standard and Service Class shares, respectively, of the Capital Appreciation Fund. No sales charge will be imposed on the shares of the Capital Appreciation Fund received by Growth Fund shareholders.

Accompanying this Proxy Statement/Prospectus as Exhibit A is a copy of the Form of Agreement and Plan of Reorganization pertaining to the transaction.

Q.	How do the Growth Fund and the Capital Appreciation Fund differ?

The Growth Fund and the Capital Appreciation Fund have similar, although not identical, investment objectives, policies and principal risks. Both Funds have an investment objective to seek long-term growth of capital, although the Capital Appreciation Fund intends achieve its objective in a manner consistent with the preservation of capital. The Funds pursue their investment objective by investing primarily in equity securities of large cap U.S. companies, although the Capital Appreciation Fund invests to a greater extent in stocks of small- and mid-capitalization companies and in stocks of foreign companies. In evaluating the Funds’ performance, both Funds are measured against the Russell 1000 Growth Index. Please see the section entitled “Principal Investment Strategies and Risks of Each Fund” in this Proxy Statement/Prospectus for a more detailed discussion of the similarities and differences in the Funds’ investment objectives, policies and principal risks.

Q.	Will there be any tax consequences as a result of the merger?

This Reorganization transaction is being structured as a tax-free reorganization. See “Information About the Reorganization—Federal Income Tax Consequences.” Shareholders should consult their tax advisors to determine the actual impact of the Reorganization on them in light of their individual tax circumstances.

Q.	Will my vote make a difference?

Your vote is important regardless of the number of shares attributable to your variable contract and/or qualified plan. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement/prospectus and provide voting instructions. It is important that your voting instructions be received before April 5, 2007.

Q.	Who will pay for the costs of the preparation, printing and mailing of this Proxy Statement/Prospectus?

Lincoln Life has agreed to pay the costs of the Reorganization, which include preparation of the Proxy Statement/Prospectus, printing and distributing the Growth Fund’s proxy materials, legal fees, accounting fees, and expenses of holding shareholders’ meetings. The brokerage costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be paid by Janus Capital Management LLC, the sub-adviser to the Capital Appreciation Fund.

Q.	How do the Trustees recommend that I vote?

The Board of Trustees of the Trust recommends that you provide voting instructions to APPROVE the proposal.

Q.	How do I give my voting instructions?

VOTING PROCEDURES

Contract Owners are urged to designate their choice on the matter to be acted upon by using one of the following three methods:

1.	BY INTERNET

•	Read the Proxy Statement/Prospectus.

•	Go to the voting link found on your proxy card.

•	Follow the instructions using your proxy card as a guide.

•	(Do not mail the proxy card if you provide voting instructions by Internet.)

2.	BY MAIL

•	Read the Proxy Statement/Prospectus.

•	Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

3.	BY TELEPHONE

•	Read the Proxy Statement/Prospectus.

•	Call the toll-free number found on your proxy card.

•	Follow the recorded instructions using your proxy card as a guide.

•	(Do not mail the proxy card if you provide voting instructions by telephone.)

Q.	Who do I call if I have questions?

If you have any questions about the meeting or anything in this Proxy Statement/Prospectus, please feel free to call us toll free at (800) 4LINCOLN (454-6265).

Q.	Is there any other information available to me?

The following documents have been filed with the Securities and Exchange Commission (“SEC”) under SEC File Nos. 811-08090 and 33-70742: (i) the Prospectus of the Growth Fund (Standard Class shares) dated May 1, 2006, as supplemented on June 30, 2006, August 25, 2006, October 13, 2006, October 17, 2006 and November 1, 2006; (ii) the Prospectus of the Growth Fund (Service Class shares) dated May 1, 2006, as supplemented on June 30, 2006, August 25, 2006, October 13, 2006, October 17, 2006 and November 1, 2006; (iii) the Prospectus of the Capital Appreciation Fund (Standard Class shares) dated May 1, 2006, as supplemented on June 30, 2006, August 25, 2006, October 13, 2006, October 17, 2006 and November 1, 2006; (iv) the Prospectus of the Capital Appreciation Fund (Service Class shares) dated May 1, 2006, as supplemented on June 30, 2006, August 25, 2006, October 13, 2006, October 17, 2006 and November 1, 2006; (v) the Statement of Additional Information for the Growth Fund and the Capital Appreciation Fund (Standard and Service Class shares) dated May 1, 2006, as supplemented on July 13, 2006; (vi) the Annual Report for the Growth Fund and the Capital Appreciation Fund dated December 31, 2005; and (vii) the Semi-Annual Report for the Growth Fund and the Capital Appreciation Fund dated June 30, 2006. Copies of each of these documents, the Statement of Additional Information related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling (800) 4LINCOLN (454-6265) or by writing to P.O. Box 2340, Fort Wayne, Indiana 46801 and you will be mailed one free of charge. You can also access the Annual Reports and Semi-Annual Reports and any subsequently released shareholder reports at:

http://www.annuitycontent.lnc.com/LLsup/PDFLibrary/19875A.pdf

http://www.annuitycontent.lnc.com/llsup/PDFLibrary/SAR-A-MF5.pdf

Both Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Room 1580, Washington D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549 at prescribed rates.

This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Capital Appreciation Fund that a prospective investor should know before investing. A Statement of Additional Information dated May 1, 2006, relating to this Proxy Statement/Prospectus and the Reorganization is incorporated herein by reference into this Proxy Statement/Prospectus. If you would like to receive a copy of the Statement of Additional Information relating to this Proxy Statement/Prospectus and the Reorganization, call (800) 4LINCOLN (454-6265), or write the Funds at P.O. Box 2340, Fort Wayne, Indiana 46801 and you will be mailed one promptly, free of charge.

MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS AN OFFENSE.

PROPOSAL 1

To Approve an Agreement and Plan of Reorganization

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Reorganization (“Reorganization Agreement”), a copy of the form of which is attached to this Proxy Statement/Prospectus as Exhibit A.

How will the Reorganization affect me?

In the proposed Reorganization, all of the assets of the Standard and Service Class shares of the Growth Fund will be acquired by the Capital Appreciation Fund in exchange for Standard and Service Class shares, respectively, of the Capital Appreciation Fund and the assumption by the Capital Appreciation Fund of the liabilities of the Growth Fund (the “Reorganization”). If the Reorganization is approved, Standard or Service Class shares of the Capital Appreciation Fund will be distributed to each Account in liquidation of the Growth Fund, and the Growth Fund will be terminated as a series of the Trust. You will then hold that number of full and fractional Standard or Service Class shares of the Capital Appreciation Fund which have an aggregate net asset value equal to the aggregate net asset value of your Standard or Service Class shares of the Growth Fund as of the close of business on the date of the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes so shareholders will not recognize any taxable gain or loss as a result of the Reorganization.

The Growth Fund and the Capital Appreciation Fund are each a separate diversified series of the Trust, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940. Like the Growth Fund, the Capital Appreciation Fund will declare and pay dividends from net investment income annually and will distribute net realized capital gains, if any, to the Accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by Lincoln Life and Lincoln New York in additional Standard/Service Class shares of the Capital Appreciation Fund.

The Reorganization will not affect your rights under your variable annuity contract or variable life insurance policy. The value of your contract or policy will remain the same immediately following the Reorganization. The Growth Fund will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Lincoln Life and Lincoln New York will each keep the same separate account. The value of your contract or policy will be allocated to the same separate account and that separate account will invest in the Capital Appreciation Fund after the Reorganization. After the Reorganization your contract or policy value will depend on the performance of the Capital Appreciation Fund rather than that of the Growth Fund.

Why is the Reorganization being proposed?

The Reorganization is part of an effort to streamline and rationalize investment offerings with similar investment objectives and similar investment strategies that serve as funding vehicles for the variable annuity contracts and variable life insurance policies issued by Lincoln Life and Lincoln New York. The combination of two funds with similar investment objectives and strategies is expected to result in operational efficiencies, although no assurance can be given that these efficiencies will be achieved. The Board of Trustees believe that the Reorganization is in the best interests of the Growth Fund’s shareholders.

What are the key features of the Reorganization?

The Reorganization Agreement sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Reorganization Agreement generally provides for the following:

•	the transfer in-kind of all of the assets attributable to the Standard and Service Class shares of the Growth Fund to the Capital Appreciation Fund in exchange for Standard and Service Class shares of the Capital Appreciation Fund having an aggregate value equal to the net asset value of the Growth Fund;

•	the assumption by the Capital Appreciation Fund of all of the liabilities of the Growth Fund;

•	the liquidation of the Growth Fund by distribution of Standard and Service Class shares of the Capital Appreciation Fund to the Growth Fund’s record holders; and

•	the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

If the Reorganization Agreement is approved by shareholders, the Reorganization is expected to be completed on or about April 27, 2007.

Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

Yes. The Reorganization will not affect your right to purchase and redeem shares, to change among the separate account options offered by Lincoln Life and

Lincoln New York, as applicable, to annuitize, and to receive distributions as permitted with respect to your Account. After the Reorganization, you will be able to purchase additional Standard or Service Class shares, as applicable, of the Capital Appreciation Fund for your Account. For more information, see “Dividends and Distributions” and “Purchase and Redemption of Fund Shares” below.

Will I have to pay any sales load, commission or other transactional fee in connection with the Reorganization?

No. The full value of your shares of the Growth Fund will be exchanged for shares of the same class of the Capital Appreciation Fund without any sales load, commission or other transactional fee being imposed.

How does the Board of Trustees recommend that I vote?

The Board of Trustees is recommending that you provide voting instructions to APPROVE the proposal.

What happens if shareholders do not approve the Proposal?

If shareholders do not approve the Reorganization Agreement, the Reorganization will not occur. In such an event, the Growth Fund and the Capital Appreciation Fund will continue to operate separately, and the Adviser and the Board of Trustees of the Trust will determine what additional steps may be appropriate and in the best interests of the Growth Fund and its shareholders, including but not limited to liquidation of the Growth Fund.

How do the Funds’ investment objectives, principal investment strategies and risks compare?

The Growth Fund and the Capital Appreciation Fund have similar, although not identical, investment objectives, policies and principal risks. Both Funds are diversified series of the Lincoln Trust. Both Funds have an investment objective to seek long-term growth of capital, although the Capital Appreciation Fund intends achieve its objective in a manner consistent with the preservation of capital. The investment objective of each Fund is fundamental, which means that it may not be changed without a majority vote of the Fund’s outstanding shares.

Although the respective investment objectives of the Funds are similar, shareholders should consider the similarities and differences in the investment policies and strategies of, and portfolio securities held by, each Fund. The investment policies and strategies of the Funds are summarized below and described in greater detail under the heading “Comparison of Investment Objectives and Policies.”

The primary investment strategies of the Funds are similar. The investment objective and principal investment strategies of the Growth Fund are similar to those of the Capital Appreciation Fund in that both Funds seek to achieve their investment objectives by investing in equity securities of large cap U.S. companies. Both Funds’ performance is evaluated compared to the Russell 1000 Growth Index.

The Funds are, however, different in certain respects. A principal difference in the investment strategies of the two Funds is how the sub-adviser for each Fund selects investments for that Fund. The sub-adviser for the Capital Appreciation Fund uses a “bottom up” approach to select stocks, which means the sub-adviser uses market research to identify individual companies for investment. In the case of the Growth Fund, the Fund’s sub-adviser selects securities using a proprietary multi-factor quantitative model, which focuses on stock valuation, quality of earnings and potential future earnings growth.

The Funds also differ with respect to the universe from which the Funds’ portfolio managers will select securities for investment, including the degree of foreign stocks they may hold. The Growth Fund invests at least 80% of its assets in stocks of large cap U.S. companies included, at the time of purchase, in the Russell 1000 Growth Index. The Capital Appreciation Fund invests primarily in large cap U.S. companies that are equivalent in size, at the time of purchase, to the market capitalization of companies included on the Russell 1000 Growth Index. The Capital Appreciation Fund’s investments, therefore, are not limited to the companies included in the Russell 1000 Growth Index.

The Capital Appreciation Fund’s principal investments also may include small- and mid-sized U.S. companies and investments in foreign companies, including investments in emerging markets, that trade on U.S. or foreign stock markets. The Growth Fund does not intend to invest in small- and mid-sized companies as a principal investment strategy and invests to a more limited extent in foreign issuers represented by American Depositary Receipts, or “ADRs”. To a lesser degree, the Capital Appreciation Fund may invest in futures and forward contracts on foreign currencies, while the Growth Fund may invest in investment grade convertible securities, preferred stock, illiquid securities, when issued and delayed delivery securities forward commitments and U.S. Government debt securities.

Because the two Funds have similar investment objectives and strategies, they are subject to similar, but not identical, risks. One of the principal risks of investing in either of the Funds involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could cause the value of the fund’s stock investments and, therefore, the value of the fund’s shares held under your contract to fluctuate, and you could lose money. The Capital Appreciation Fund is also subject to the risks associated with small and medium-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The Capital Appreciation Fund, and to a lesser extent the Growth Fund, is subject to the risks associated with investments in foreign stocks, which may involve, among other risks, the risk that foreign currency fluctuations or economic or financial instability could cause the value of the fund’s investments and, therefore, the value of the Funds’ shares to fluctuate. For a detailed discussion of additional risks, see the section entitled “Principal Investment Strategies and Risks of Each Fund” below.

How do the Funds’ fees and expenses compare?

Both the Growth Fund and the Capital Appreciation Fund offer two classes of shares, Standard Class and Service Class shares. You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Funds. The table entitled “the Capital Appreciation Fund (Pro-Forma)” shows you what fees and expenses are estimated to be assuming the Reorganization takes place. The fees and expenses shown for the shares of the Growth Fund and the Capital Appreciation Fund as set forth in the following tables and in the examples are based on the expenses for the Growth Fund and the Capital Appreciation Fund for the year ended December 31, 2005. The amounts for the Capital Appreciation Fund (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of the Capital Appreciation Fund would have been for the year ended December 31, 2005, after giving effect to the proposed Reorganization.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES FOR WHICH THE FUNDS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

	Growth Fund		Capital Appreciation Fund		Capital Appreciation Fund (Pro Forma)
	Standard Class	Service Class	Standard Class	Service Class	Standard Class	Service Class
Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases	N/A	N/A	N/A	N/A	N/A	N/A
Deferred Sales Charge (Load)	N/A	N/A	N/A	N/A	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A	N/A	N/A	N/A	N/A
Redemption Fee	N/A	N/A	N/A	N/A	N/A	N/A
Exchange Fee	N/A	N/A	N/A	N/A	N/A	N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%
Distribution and 12b-1 Fees	None	0.25%	None	0.25%	None	0.25%
Other Expenses	2.48%	2.48%	0.09%	0.09%	0.10%	0.10%
Total Annual Fund Operating Expenses	3.22%	3.47%	0.83%	1.08%	0.84%	1.09%
Less Fee Waiver and Expense Reimbursements	(2.36)%[1]	(2.36)%[2]	(0.13)%[3]	(0.13)%[3]	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses	0.86%	1.11%	0.70%	0.95%	0.71%	0.96%

[1]	Lincoln Life contractually agreed to reimburse the fund’s Standard Class to the extent that the Total Annual Fund Operating Expenses exceeded 0.86% of average daily net assets. The agreement will continue at least through April 30, 2007.
[2]	Lincoln Life contractually agreed to reimburse the fund’s Service Class to the extent that the Total Annual Fund Operating Expenses exceeded 1.11% of average daily net assets. The agreement will continue at least through April 30, 2007.
[3]	Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% of the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% of the next $250,000,000 of average daily net assets of the fund; 0.10% of the next $250,000,000 of average daily net assets of the fund; 0.15% of the next $750,000,000 of average daily net assets of the fund; 0.20% of the excess over $1,500,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2008.

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five-, and ten-year periods. The examples are intended to help you compare the cost of investing in the Growth Fund versus the Capital Appreciation Fund and the Capital Appreciation Fund (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES FOR WHICH THE FUNDS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

	Growth Fund(A)
	One Year	Three Years	Five Years	Ten Years
Standard Class	$88	$770	$1,478	$3,359
Service Class	$113	$845	$1,600	$3,590

	Capital Appreciation Fund(A)
	One Year	Three Years	Five Years	Ten Years
Standard Class	$72	$252	$448	$1,013
Service Class	$97	$331	$583	$1,305

	Capital Appreciation Fund (Pro Forma)(A)
	One Year	Three Years	Five Years	Ten Years
Standard Class	$73	$255	$453	$1,025
Service Class	$98	$334	$588	$1,317

(A)	These examples reflect the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

How do the Funds’ performance records compare?

The following charts show how shares of the Capital Appreciation Fund have performed in the past. Performance for the Growth Fund is not available, as the Fund had not been in operation for a full year as of December 31, 2005.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

Additional information regarding the performance of the Growth Fund and the Capital Appreciation Fund is contained in “Management’s Discussion of Fund Performance and Financial Highlights” in Exhibit C to this Proxy Statement/Prospectus.

Year-by-Year Total Return (%)

The tables provide some indication of the risks of choosing to invest your contract assets in the Capital Appreciation Fund’s Standard Class shares. The information shows: (a) changes in the Standard Class shares’ performance from year to year; and (b) how the Standard Class shares’ average annual returns for one year, five year, ten year and since inception periods compare with those of a broad measure of market performance. Please note that the past performance of a Fund is not necessarily an indication of how the Fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.

The annual returns are for the Capital Appreciation Fund’s Standard Class shares. Performance of the Capital Appreciation Fund’s Service Class shares would have been similar to that of the Standard Class shares because both classes of shares are invested in the same portfolio of securities and have the same investment adviser. However, the Service Class shares are subject to a .25% Rule 12b-1 fee and, therefore, the Service Class’ returns will be lower. Please see “Share Classes” below for information about the difference between each class of shares.

Capital Appreciation Fund Standard Class

Year to date through September 30, 2006: 1.95%

During the periods shown in the above chart, the Capital Appreciation Fund’s highest return for a quarter occurred in the 4th quarter of 1998 at: 28.83%. The Capital Appreciation Fund’s lowest return for a quarter occurred in the 3rd quarter of 2001 at: -25.93%.

Average Annual Total Return (for the period ended 12/31/2005)

	1 Year	5 Years	10 Years
Capital Appreciation Fund	4.20%	-4.69%	6.98%
Russell 10000 Growth Index *	5.26%	-3.58%	6.73%

*	The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

Who will be the investment adviser/sub-adviser of my Fund after the Reorganization? What will the advisory and sub-advisory fees be after the Reorganization?

The overall management of the Growth Fund and the Capital Appreciation Fund is the responsibility of, and is supervised by, the Board of Trustees of the Trust. Each Fund is governed by the same Board members. The following information describes the Funds’ investment adviser and sub-advisers.

Adviser and Sub-Advisers

Currently, Delaware Management Company (“DMC” or the “Adviser”) serves as the investment adviser for the both the Growth Fund and the Capital Appreciation Fund. The Adviser has engaged BlackRock Investment Management, LLC (“BlackRock”) to serve as Growth Fund’s sub-adviser and make the day-to-day investment decisions for that Fund. The Adviser has engaged Janus Capital Management LLC (“Janus”) to serve as Capital Appreciation Fund’s sub-adviser and make the day-to-day investment decisions for that Fund. The Adviser is responsible for overseeing the Funds’ sub-advisers and for making recommendations to the Funds’ Board of Trustees relating to hiring and replacing the Funds’ sub-advisers.

Shareholders of the Growth Fund and the Capital Appreciation Fund are being asked in separate proxy materials to approve a new investment management agreement with Jefferson Pilot Investment Advisory Corporation (“JPIA”), a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation. The new investment management agreement with JPIA is expected to be on substantially the same terms as the current agreement with the Adviser. The approval by the Capital Appreciation Fund’s shareholders of the new investment management agreement is not contingent upon the approval of this Proposal 1 by shareholders of the Growth Fund. Thus, to the extent that shareholders of the Capital Appreciation Fund approve the new investment management agreement with JPIA, JPIA will serve as the investment adviser of the Capital Appreciation Fund.

When JPIA becomes the investment adviser for the Capital Appreciation Fund, JPIA plans to retain Janus to serve as the Capital Appreciation Fund’s sub-adviser under the same terms currently in place between the Advisor and Janus. The Trust has obtained an exemptive order from the SEC that permits the Funds to employ a “manager of managers” structure (the “Exemptive Order”). Pursuant to the Exemptive Order, the Trust’s investment adviser is permitted to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. In all cases, however, the Trust’s Board of Trustees must continue to approve the investment adviser entering into or renewing any sub-advisory agreement.

Advisory and Sub-Advisory Fees (as a percentage of average daily net assets)

Fund	Investment Adviser	Fee Rate	Sub-Adviser	Rate Received by Sub-Adviser
Growth Fund	DMC	.74%	BlackRock	First $500 million .40%
				Over $500 million .35%

Capital Appreciation Fund	DMC	.75 of 1% of the first $500 million; and .70 of 1% of the excess over $500 million*	Janus	First $250 million .40% Next $500 million .35% Next $500 million .30% Over $1.5 billion .25%

*	Effective May 1, 2005, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Capital Appreciation Fund: 0.15% of the first $100,000,000 of average daily net assets of the Fund; 0.10% of the next $150,000,000 of average daily net assets of the Fund; 0.15% of the next $250,000,000 of average daily net assets of the Fund; 0.10% of the next $250,000,000 of average daily net assets of the Fund; 0.15% of the next $750,000,000 of average daily net assets of the Fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the Fund. The fee waiver agreement will continue at least through April 30, 2007, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

What will be the primary federal tax consequences of the Reorganization?

The transaction is intended to qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization qualifies for such treatment and each shareholder’s variable annuity contract or variable life insurance policy is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, the Growth Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. You should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of counsel are not binding on the Internal Revenue Service or the courts.

Dividends and Distributions

Both Funds declare and pay dividends from net investment income and net realized capital gains each year to its shareholders. A fund may distribute net realized capital gains only once a year. As described in more detail in “More Information About the Funds—Distributions” below, all dividends and distributions are reinvested automatically in additional shares of the same class of the respective Fund at net asset value.

Shareholder Voting Rights

Neither the Growth Fund nor the Capital Appreciation Fund, each a series of the same Delaware statutory trust, holds annual shareholder meetings. The 1940

Act requires that a shareholder meeting be called for the purpose of electing Trustees at such time as fewer than a majority of Trustees holding office have been elected by shareholders. Meetings of the shareholders may be called at any time by the Board of Trustees or by the chairperson of the Board or by the President of the Trust. To the extent required by the 1940 Act, meetings of the shareholders for the purpose of voting on the removal of any Trustee shall be called promptly by the Trustees upon the written request of shareholders holding at least 10% of the outstanding shares of the Trust entitled to vote.

Appraisal Rights

Under the laws of the State of Delaware, shareholders of neither the Growth Fund nor the Capital Appreciation Fund have appraisal rights in connection with a combination or acquisition of the assets of another fund.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The Reorganization is part of an effort to streamline and rationalize investment offerings with similar investment objectives and similar investment strategies that serve as funding vehicles for the variable annuity contract or variable life insurance policy issued by Lincoln Life and Lincoln New York. Consolidation of such funds is an attempt to improve the operating efficiencies of the Trust’s remaining funds, although no assurance can be given that these efficiencies will be achieved.

At a meeting held on November 13, 2006, the Board of the Trust, including all of the Trustees who are not “interested persons” of the Trust (as such term is defined in the 1940 Act) (“the Independent Trustees”), considered and approved the Reorganization. The Board determined that the Reorganization was in the best interests of shareholders of the Growth Fund, and that the interests of existing shareholders of the Growth Fund would not be diluted as a result of the transactions contemplated by the Reorganization. Similarly, the Board also approved the Reorganization with respect to the Capital Appreciation Fund and determined that the Reorganization was in the best interests of the Capital Appreciation Fund and the interests of shareholders of the Capital Appreciation Fund would not be diluted as a result of the Reorganization.

Board Considerations

The proposed Reorganization was proposed and presented to the Board of Trustees of the Trust at Board meetings held on August 14, 2006, October 11, 2006 and November 13, 2006, with supporting materials prepared by Funds

Management, Lipper Inc., an independent provider of investment company data and independent legal counsel to the Independent Trustees. The Independent Trustees consulted with their independent legal counsel regarding the nature of the information to be requested, and independent legal counsel on behalf of the Independent Trustees, sent a formal request for information regarding the proposal and the Reorganization to Lincoln. In response to the request and a supplemental request for information, Funds Management provided extensive information regarding the reasons for the proposal and details regarding the Reorganization. The Independent Trustees met separately with their independent legal counsel, in-person and by phone, on several occasions to review and consider the proposal, various factors about the Growth Fund and Capital Appreciation Fund and the proposed Reorganization and the supporting materials provided. Among other matters, independent legal counsel advised the Independent Trustees of the findings that would need to be made by the Board under Rule 17a-8 under the 1940 Act to approve the merger of affiliated funds. The Independent Trustees noted the representation by Funds Management that there would be no dilutive effect upon the shareholders of the funds participating in the Reorganization. The Board determined that: (1) participation in the Reorganization was in the best interests of Growth Fund and Capital Appreciation Fund; and (2) the interests of existing shareholders of Growth Fund and Capital Appreciation Fund would not be diluted as a result of the Reorganization; and approved the Reorganization with respect to Growth Fund and Capital Appreciation Fund.

In approving the Reorganization, based on information provided to them, the Board considered a number of factors, including the following:

•	the Reorganization’s role in the broader initiatives proposed by Funds Management to streamline the fund offerings and to eliminate unprofitable funds in the Lincoln fund complex.

•	the relative small asset size of Growth Fund, including the benefits to Growth Fund in becoming part of a substantially larger Capital Appreciation Fund and the potential for economies of scale.

•	that the Reorganization was expected to result in a lower expense ratio for Growth Fund shareholders.

•	the investment performance of Growth Fund compared to that of Capital Appreciation Fund.

•	that Lincoln agreed to bear the costs of the Reorganization, including the preparation of the proxy statement/prospectus, printing and distributing Growth Fund’s proxy materials, legal fees, and accounting fees. The Board also noted that the Capital Appreciation Fund’s sub-adviser, Janus Capital Management, LLC agreed to pay all repositioning costs.

•	that the interests of existing shareholders of Growth Fund or Capital Appreciation Fund will not be diluted as a result of the Reorganization.

•	Funds Management’s representation that the investment objectives, policies, strategies, restrictions and risks of the Growth Fund and the Capital Appreciation Fund are substantially similar;

•	that Capital Appreciation Fund will assume all of the liabilities of the Growth Fund;

•	that the Reorganization has been structured as a tax free transaction for federal income tax purposes; and

•	the benefits that will be derived by Lincoln or its affiliates as a result of the Reorganization as well as from various relationships with the funds, including that Lincoln will no longer have to waive fees and/or absorb expenses under the voluntary expense cap of Growth Fund.

Based on all of the foregoing, the Board of the Trust concluded that the proposed Reorganization would be in the best interests of the Growth Fund and its shareholders. Consequently, the Board approved the Reorganization Agreement.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Reorganization Agreement (the form of which is attached as Exhibit A to this Proxy Statement/Prospectus).

The Reorganization Agreement provides that the Capital Appreciation Fund will acquire all of the assets, subject to all of the liabilities, of the Growth Fund in exchange for shares of the Capital Appreciation Fund. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur as of the close of business on Friday, April 27, 2007, or on a later date as the parties may agree (“Effective Time”). The net asset value per share of each class of the Growth Fund and the net asset value per share of the respective class of the Capital Appreciation Fund will be determined by dividing the assets of each share class, less liabilities, by the total number of the outstanding shares of that class. The method of valuation to be employed to value the securities of each Fund is in accordance with methods set forth in each Fund’s respective current registration statement on Form N-1A and the Trust’s valuation procedures then in effect.

The number of full and fractional shares of the Capital Appreciation Fund you will receive in the Reorganization will be equal in value to the value of your shares of the Growth Fund as of 4 p.m. on the day of the Effective Time (unless trading on the New York Stock Exchange or other exchange on which the Funds’ investments primarily trade is disrupted, in which case the Effective Time may be postponed until the first business day after the day on which normal trading resumes on such exchange). Promptly after the Effective Time, the Trust will cause to be registered on its transfer agency books in the name of each record holder of Growth Fund shares immediately prior to the Reorganization the number of Capital Appreciation Fund shares (and fractional interests in such shares) issued to such record holder in the Reorganization.

The Board has determined, with respect to the Growth Fund and the Capital Appreciation Fund that the interests of shareholders of each of those Funds will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each of those Funds and its shareholders. Lincoln Life will bear the costs of the Reorganization, which include preparation of the Proxy Statement/Prospectus, printing and distributing the Growth Fund’s proxy materials, legal fees, accounting fees, and expenses of holding shareholders’ meetings. The brokerage costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be paid by Janus Capital Management LLC, the sub-adviser to the Capital Appreciation Fund.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization, before or after approval by the shareholders of the Growth Fund, if circumstances should develop that, in the Board’s opinion, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Reorganization is conditioned upon: (1) the Reorganization Agreement being approved by shareholders of the Growth Fund; and (2) the Trust receiving the opinion of the Trust’s counsel that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.

Shareholders of the Growth Fund as of the Closing Date will receive shares of the Capital Appreciation Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued.

Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding shares of the Growth Fund with all classes voting together and not by class. See “Voting Information” and “Votes Necessary to Approve Proposals.”

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, HAS UNANIMOUSLY RECOMMENDED APPROVAL OF THE REORGANIZATION AGREEMENT.

Description of the Capital Appreciation Fund’s Shares

Shareholders of the Growth Fund as of the Closing Date will receive shares of the Capital Appreciation Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued. Full and fractional shares of the respective class of shares of the Capital Appreciation Fund will be issued to the Growth Fund’s shareholders in accordance with the procedures detailed in the Reorganization Agreement. The Capital Appreciation Fund no longer issues share certificates. The shares of the Capital Appreciation Fund to be issued to the Growth Fund’s shareholders and recorded on the shareholder records of the Capital Appreciation Fund will have no pre-emptive or conversion rights.

Federal Income Tax Consequences

Assuming each Contract Owner’s variable annuity contract or variable life insurance policy is treated as a variable annuity for federal income tax purposes, each Contract Owner will not recognize taxable income as a result of the Reorganization.

For purposes of this Federal Income Tax Consequences section, “Record Holder” refers to the separate accounts through which Lincoln Life and Lincoln New York own shares of the Growth Fund. The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Capital Appreciation Fund and the Growth Fund will receive an opinion from the law firm of Dechert LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Funds, for federal income tax purposes, upon consummation of the Reorganization:

(1) The transfer of all of the assets of the Growth Fund solely in exchange for shares of the Capital Appreciation Fund and the assumption by the Capital Appreciation Fund of the liabilities of the Growth Fund followed by the distribution of the Capital Appreciation Fund’s shares to the Record Holders of the Growth Fund in dissolution and liquidation of the Growth Fund, will constitute a “reorganization” within the meaning of section 368(a) of the Code, and the Capital Appreciation Fund and the Growth Fund will each be a party to a reorganization within the meaning of section 368(b) of the Code;

(2) No gain or loss will be recognized by the Capital Appreciation Fund upon the receipt of the assets of the Growth Fund solely in exchange for the shares of the Capital Appreciation Fund and the assumption by the Capital Appreciation Fund of the liabilities of the Growth Fund;

(3) No gain or loss will be recognized by the Growth Fund on the transfer of its assets to the Capital Appreciation Fund in exchange for the Capital Appreciation Fund’s shares and the assumption by the Capital Appreciation Fund of the liabilities of the Growth Fund or upon the distribution (whether actual or constructive) of the Capital Appreciation Fund’s shares to the Growth Fund’s Record Holders in exchange for their shares of the Growth Fund;

(4) No gain or loss will be recognized by the Growth Fund’s Record Holders upon the exchange of their shares of the Growth Fund for shares of the Capital Appreciation Fund in liquidation of the Growth Fund;

(5) The aggregate tax basis of the shares of the Capital Appreciation Fund received by each Record Holder of the Growth Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Growth Fund held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of the Capital Appreciation Fund received by each Record Holder of the Growth Fund will include the period during which the shares of the Capital Appreciation Fund exchanged therefore were held (provided that the shares of the Growth Fund were held as a capital asset on the date of the Reorganization);

(6) The tax basis of the assets of the Growth Fund acquired by the Capital Appreciation Fund will be the same as the tax basis of such assets to the Growth Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of the Capital Appreciation Fund will include the period during which the assets were held by the Growth Fund; and

(7) The Capital Appreciation Fund will succeed to and take into account capital loss carryovers, if any, of the Growth Fund described in Section 381(c) of the Code. The Capital Appreciation Fund will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The Capital Appreciation Fund’s utilization after the Reorganization of any pre-Reorganization losses realized by the Growth Fund to offset gains realized by the Capital Appreciation Fund could be subject to limitation in future years.

Pro-Forma Capitalization

The following table sets forth the capitalization of the Growth Fund and the Capital Appreciation Fund as of November 30, 2006 and the capitalization of the Capital Appreciation Fund on a pro-forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.

Capitalization of Growth Fund, Capital Appreciation Fund and Capital Appreciation Fund Pro Forma

(as of November 30, 2006) (Unaudited)

	Growth Fund	Capital Appreciation Fund	Adjustments	Pro Forma Combined
Net Assets
Standard Class	$38,005,039	$490,388,562	$—	$528,393,601
Service Class	7,948,922	16,484,584	—	24,433,506

Total Net Assets	$45,953,961	$506,873,146	$—	$552,827,107

Net Asset Value Per Share
Standard Class	$12.337	$19.959		$19.959
Service Class	$12.288	$19.862		$19.862

Shares Outstanding
Standard Class	3,080,538	24,569,622	(1,176,397)	26,473,764
Service Class	646,863	829,963	(246,652)	1,230,174

Total Shares Outstanding	3,727,401	25,399,585	(1,423,049)	27,703,938

The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

The following discussion comparing investment objectives, policies and restrictions of the Growth Fund and the Capital Appreciation Fund is based upon and qualified in its entirety by the respective investment objectives, policies and restrictions sections of the prospectuses of the Growth Fund and the Capital Appreciation Fund, dated May 1, 2006, as supplemented June 30, 2006, August 25, 2006, October 13, 2006 and November 1, 2006.

Investment Objectives of Each Fund

The Growth Fund’s investment objective is long-term capital growth. The Capital Appreciation Fund’s investment objective is long-term growth in a manner consistent with the preservation of capital. The investment objective of each Fund is fundamental, which means that it may not be changed without a majority vote of the Fund’s outstanding shares.

Principal Investment Strategies and Risks of Each Fund

Growth Fund. The Growth Fund pursues its investment objective by investing in a diversified portfolio of equity securities (stocks). The Fund normally will invest a minimum of 80% of its assets in stocks of large cap U.S. companies included, at the time of purchase, in the Russell 1000 Growth Index, which is a subset of the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. When evaluating the Growth Fund’s performance, the Russell 1000 Growth Index is used as the benchmark.

In selecting securities from the Russell 1000 Growth Index, a proprietary multi-factor quantitative model is used. The factors used by the model include stock valuation, quality of earnings and potential future earnings growth. The Growth Fund looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value, among other factors, is also examined. If the Growth Fund believes that a company is overvalued, it will not be considered as an investment for the Fund. After the initial screening is done, the Growth Fund relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the sub-adviser believes have strong, substantial earnings growth with current momentum at attractive price valuations.

Because the Growth Fund generally will not hold all the stocks in the Russell 1000 Growth Index, and because the Fund’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Growth Fund is not an “index” fund. In seeking to outperform the index, however, the Growth Fund reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

•	Relative price to earnings and price to book ratios;

•	Stability and quality of earnings;

•	Earnings momentum and growth;

•	Weighted median market capitalization of the Growth Fund;

•	Allocation among the economic sectors of the Growth Fund as compared to the Russell 1000 Growth Index; and

•	Weighted individual stocks within the Russell 1000 Growth Index.

The Growth Fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the Growth Fund’s performance. The Growth Fund’s annualized portfolio turnover rate from its commencement date, May 3, 2005, through December 31, 2005, was 251%.

Capital Appreciation. The Capital Appreciation Fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the Capital Appreciation Fund will invest a minimum of 65% of its total assets in stocks and primarily invests in stocks of large-sized U.S. companies, which are companies with market capitalizations, at the time of purchase, equivalent to those companies included in the Russell 1000 Growth Index. As a point of reference, as of December 31, 2006, the companies included in this index had a dollar weighted average market capitalization of approximately $74.03 billion. When evaluating the Capital Appreciation Fund’s performance, the Russell 1000 Growth Index is used as the benchmark.

The Capital Appreciation Fund invests in medium-sized U.S. companies, which have market capitalizations greater than $563.0 million, but less than $18.4 billion, as measured by Russell. The Capital Appreciation Fund invests in small-sized U.S. companies, which generally have market capitalizations less than $1 billion. Additionally, the Capital Appreciation Fund invests in stocks of foreign companies, including investments in emerging markets. These stocks may be traded on U.S. or foreign stock markets.

The Capital Appreciation Fund uses a “bottom up” approach to selecting stocks. In other words, the Capital Appreciation Fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the Capital Appreciation Fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies—such as the nature of a company’s business and its growth potential. The Capital Appreciation Fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the Capital Appreciation Fund places little emphasis on earning dividend income, and any dividend income earned on the

Capital Appreciation Fund’s investments is incidental to the Capital Appreciation Fund’s investment objective.

The Capital Appreciation Fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Capital Appreciation Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the Capital Appreciation Fund’s performance. The Capital Appreciation Fund’s portfolio turnover rate was 85% in 2005.

Principal Risks

Because the two funds have similar investment objectives and strategies, they are subject to similar, but not identical, risks. One of the principal risks of investing in either of the Funds involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could cause the value of the fund’s stock investments and, therefore, the value of the fund’s shares held under your contract to fluctuate, and you could lose money. Other principal risks of investing in Growth Fund and Capital Appreciation Fund are:

Additional Principal Risk	Growth Fund	Capital Appreciation Fund
Selection Risk	Selection risk is a principal risk where the securities that the manager selects will underperform the stock markets, the relevant indices or other funds with similar investment objectives and investment strategies.	“Selection risk” is not characterized as a principal risk of investing in the Fund.

Growth Style Risk	The growth style of the Growth Fund may, over time, go in and out of favor. If the growth style is out of favor, the Growth Fund may underperform other equity funds that use different investment styles.	“Growth style risk” is not characterized as a principal risk of investing in the Fund.

Additional Principal Risk	Growth Fund	Capital Appreciation Fund
Derivatives	The Growth Fund may be subject to certain risks associated with the use of derivatives such as futures and options for hedging purposes, as well as anticipatory hedges and cross hedges.	“Derivatives risk” is not characterized as a principal risk of investing in the Fund.

Foreign Investing	Investing in foreign stocks adds the risk that foreign currency fluctuations or economic or financial instability could cause the value of the Growth Fund’s investments and, therefore, the value of the Fund’s shares to fluctuate.	Investing in foreign stocks adds the risk that foreign currency fluctuations or economic or financial instability could cause the value of the Capital Appreciation Fund’s investments and, therefore, the value of the Fund’s shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government’s imposing a heavy tax on a company, withholding the company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the Capital Appreciation Fund’s withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries. Additionally, investing in foreign stocks involves risks resulting from the reduced

Additional Principal Risk	Growth Fund	Capital Appreciation Fund
availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the Capital Appreciation Fund’s foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Smaller Company Risk	“Small Company Risk” is not characterized as a principal risk of investing in the Fund.	The Capital Appreciation Fund invests some amounts in small and medium-sized companies as well as large-sized companies. The Capital Appreciation Fund’s performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups. Investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The Capital Appreciation Fund runs a risk of increased and more rapid

Additional Principal Risk	Growth Fund	Capital Appreciation Fund
fluctuations in the value of its investments in small- and mid-cap stocks, which can have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Other Investment Strategies and Risks of Each Fund

The Growth Fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in securities of foreign issuers that are represented by American Depositary Receipts, or “ADRs.” The Growth Fund may also invest in investment grade convertible securities, preferred stock, illiquid securities, when issued and delayed delivery securities, forward commitments and U.S. Government debt securities. The Growth Fund’s Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

The Capital Appreciation Fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The Capital Appreciation Fund’s Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the Growth Fund and the Capital Appreciation Fund each may use temporarily different investment strategies for defensive purposes. If either Fund does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

PURCHASE AND REDEMPTION OF FUND SHARES

Each Fund sells its shares of common stock directly or indirectly to Lincoln Life and to Lincoln New York. Lincoln Life and Lincoln New York hold the Funds’ shares in separate accounts (variable accounts) that support various Lincoln Life and Lincoln New York variable annuity contracts and variable life insurance contracts.

Each Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, a Fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a Fund’s disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.

The Adviser and its affiliates, including Lincoln Financial Distributors, Inc. (“LFD”) and/or the Funds’ Sub-Advisers, may pay additional compensation (at their own expense and not as an expense of the Funds) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Funds and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully any disclosure provided by such intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or the price of a Fund’s shares, as such payments are not made from Fund assets.

Net Asset Value

Each Fund determines its net asset value per share (“NAV”) as of close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading. Each Fund determines its NAV by:

•	Adding the values of all securities investments and other assets;

•	Subtracting liabilities (including dividends payable); and

•	Dividing by the number of shares outstanding.

A Fund’s securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.

Each Fund typically values its securities investments as follows:

•	Equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and

•	Debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and

•	Fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a Fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the Funds’ Board of Trustees. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Share Classes

Each Fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the “Plan”). The Trust offers shares of beneficial interest to Lincoln Life and Lincoln New York for allocation to certain of their variable contracts. The Trust may pay Lincoln Life and Lincoln New York or others, out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. The Trust would pay each third party for these services pursuant to a written agreement with that third party.

The Plan fee may be adjusted by the Trust’s Board of Trustees from time to time. These fees are paid out of the assets of the Service Class on an on-going basis, and over time will increase the cost of your investment and may cost you more than when you pay other types of sales charges.

MORE INFORMATION ABOUT THE FUNDS

Management of the Funds

The Funds’ business and affairs are managed under the direction of their Board of Trustees. The Board of Trustees has the power to amend the Funds’ bylaws, to declare and pay dividends, and to exercise all the powers of the Funds except those granted to the shareholders.

Manager of Managers. The Funds have obtained an exemptive order from the SEC that permits the Funds to employ a “manager of managers” structure. Pursuant to the order, DMC or Jefferson-Pilot, as applicable, will be permitted to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The exemptive relief applies to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an “assignment” of the agreement. The relief also permits a Fund to employ two or more sub-advisers at the same time. The Funds’ Board of Trustees must continue to approve the Fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers. Delaware Management Company (“DMC” or the “Adviser”) is the current investment adviser to the Funds. DMC is a series of Delaware Management Business Trust (“DMBT”), a Delaware statutory trust registered with the SEC as an investment adviser. DMC is responsible for overall management of the Funds’ securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT’s address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the Adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

As described above under “Who will be the investment adviser/sub-adviser of my Fund after the Reorganization?”, shareholders of the Growth Fund and the Capital Appreciation Fund are being asked in separate proxy materials to approve a new investment management agreement with Jefferson-Pilot. Jefferson-Pilot is registered with the SEC as an investment adviser and is a wholly-owned subsidiary of Lincoln National Corporation. Its office is located at One Granite Place, Concord, New Hampshire 03301. Jefferson-Pilot or its predecessors has served as an investment adviser to mutual funds for over 30 years.

Each Fund uses a sub-adviser who is responsible for the day-to-day management of the Fund’s securities investments. These sub-advisers are paid out of the fees paid to the Adviser.

The following chart lists each Fund’s investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, and portfolio manager. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Growth Fund

Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was 0.74% of the fund’s average net assets).

Sub-Adviser: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Portfolio Manager: The fund is managed by a team of investment professionals who participate in the team’s research process and stock selection. The senior investment professional in this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting and implementation of the fund’s investment strategy and the day-to-day management of its portfolio. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Private Client Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of FAM and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”), from 2001 to 2006. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, Mr. Doll was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

Capital Appreciation Fund

Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was 0.74% of the fund’s average net assets).

Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206. Janus has served as the fund’s sub-adviser since 1994. Janus has been in the investment advisory business for over 36 years.

Portfolio Manager: Mr. Edward Keely, Vice President of Janus, has been responsible for managing the fund since March 2006. Prior to joining Janus in 1998, he was a Senior Vice President of Investments at Founders Funds. Mr. Keely was also portfolio manager of Founders Growth Fund from 1994 to 1998. Prior to that, he served as assistant portfolio manager of Founders Discovery and Frontier Funds. Mr. Keely joined Founders in 1989 as an analyst and holds a bachelor’s degree in economics from Colorado College. Mr. Keely is a Chartered Financial Analyst and has 17 years of professional investment experience.

Some of the Funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These Funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the Funds, different fees, and different sizes.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory contracts for the Funds is available in the annual report to shareholders for the twelve month period ended December 31, 2005.

Market Timing

Frequent, large, or short-term transfers among the Funds, such as those associated with “market timing” transactions, may adversely affect the Funds and their investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund’s portfolio, and increase brokerage and administrative costs of the Funds, and as a result, the Funds discourage such trading activity. As an effort to protect our Fund investors and the Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the Funds’ Board of Trustees (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Funds and other mutual funds supporting the insurance contracts, that may adversely affect Fund investors.

Each Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A Fund will exercise this right if, among other things, the Fund identifies an investor as a “market timer” under the Market Timing Procedures.

While the Funds have Market Timing Procedures, the Funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the Funds in separate accounts to support the insurance contracts. The Funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the Funds. Omnibus account arrangements are common forms of holding shares of a Fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients’ transactions and ownership positions. In accordance with SEC rules, by April 16, 2007, each Fund will enter into an agreement with any insurance company that holds Fund shares in an omnibus account to help detect and prevent market timing in the Fund’s shares. The agreement generally will require such insurance company to (i) provide, upon request by the Fund, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner who the Fund has identified as a market timer.

As part of the Market Timing Procedures, the Funds review periodic trade reports for unusual activity that may be suggestive of market timing. The Funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the Fund contacts the applicable insurance company. If the Fund identifies the contract holder as a “market timer,” the insurance company will follow the procedures for restricting the contract owner’s trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to be engaged in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the Funds will be able to identify possible market timing activity or that market timing will not occur in the Funds. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.

Portfolio Holdings Disclosure

A description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Statement of Additional Information.

Distributions and Federal Income Tax Considerations

Each Fund’s policy is to distribute substantially all of its net investment income and net realized capital gains each year to its shareholders. A Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class of the Fund at no charge.

Since all the shares of the Funds are owned directly or indirectly by Lincoln Life and Lincoln New York, this Proxy Statement/Prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to Contract Owners, see the prospectus for the variable account.

Certain Management Considerations

The Funds may accept investments from the Lincoln Profile Funds, separate investment series of the Trust that operate as “fund of funds.” From time to time, the Funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Funds’ portfolio management. For example, the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

GENERAL INFORMATION

Share Ownership

The number of shares each Fund had outstanding as of December 15, 2006 is listed in the table at Exhibit B. The applicable Contract Owners are entitled to instruct Lincoln Life or Lincoln New York, as appropriate, on the manner in which to vote the shares of the Growth Fund attributable to their variable annuity contract or variable life insurance policy at the meeting.

To the knowledge of the Trust, as of December 15, 2006, no person, except as set forth in the table at Exhibit B, owned of record 5% or more of the outstanding shares of any class of the Growth Fund or the Capital Appreciation Fund. To the knowledge of the Trust, as of December 15, 2006, no person, except as set forth in the table at Exhibit B, beneficially owned more than 5% of any class of any of the Growth Fund’s or the Capital Appreciation Fund’s outstanding shares. On December 15, 2006, no Trustee or executive officer of the Trust owned any separate account units attributable to more than one percent of the assets of any class of the Growth Fund or the Capital Appreciation Fund.

Voting Information

In addition to the solicitation of proxy cards by mail, officers and employees of the Trust, without additional compensation, may solicit proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust may engage a third-party vendor to solicit proxies from Contract Owners for an approximate fee, including out-of-pocket expenses, ranging between $1,000 and $10,000. Lincoln Life will bear the costs of the Reorganization, which include preparation of the Proxy Statement/Prospectus, printing and distributing the Growth Fund’s proxy materials, legal fees, accounting fees, and expenses of holding shareholders’ meetings. The brokerage costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be paid by Janus Capital Management LLC, the sub-adviser to the Capital Appreciation Fund.

At the meeting, Lincoln Life and Lincoln New York will vote the Growth Fund’s shares held in the Accounts for which they are record owners, in accordance with the instructions received from Contract Owners whose purchase payments were invested, as of the Record Date, in the Growth Fund by the Accounts. For all Accounts that support variable annuity contracts, the number of votes which a Contract Owner may cast when instructing us how to vote is determined by applying the Contract Owner’s percentage interest in a Fund to the total number of votes attributable to the Growth Fund. In determining the number of votes, fractional shares will be recognized. The number of votes which a Contract Owner of a variable life insurance policy may cast when instructing us how to vote is determined as one vote for each $100 of cash value.

Lincoln Life and Lincoln New York will vote the Growth Fund’s shares held by the Accounts for which no timely instructions are received in proportion to the voting instructions which are received. The effect of this proportional voting is that a small number of Contract Owners may determine the outcome of a vote. If voting instructions are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those cards will be cast FOR the proposals considered at the meeting. Any Contract Owner who provides voting instructions has the power to revoke the instructions by (1) delivering to the Secretary of the Trust (at the offices of the Trust) written notice of revocation, or (2) submitting superseding voting instructions, in each case at any time prior to the date of the meeting. Contract Owners may also revoke prior voting instructions by voting in person at the meeting. To the extent that Growth Fund shares are owned directly by other series of the Trust that operate as “funds of funds,” the funds of funds will “echo” vote those shares directly in the same proportion as all other votes received from the other holders of Growth Fund shares.

Quorum

A quorum of shareholders is necessary to hold a valid meeting and to consider the proposals in this Proxy Statement/Prospectus. The holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Growth Fund on the Record Date present, in person or by proxy, at the meeting shall constitute a quorum.

Votes Necessary to Approve Proposals

Approval of Proposal 1 requires the affirmative vote of a “majority of the Shares voted” with all classes voting together. For purposes of this requirement, “majority of the Shares voted” means the affirmative vote of the lesser of (1) 67% or more of the shares of the Growth Fund present at a meeting if more than 50% of the outstanding shares of the Growth Fund are present or represented by proxy, or (2) more that 50% of the outstanding shares of the Growth Fund. Shareholders of the Growth Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

Effect of Abstentions

Abstentions with respect to any proposal will count as present for purposes of establishing a quorum, but will not count as votes cast. Accordingly, abstentions will effectively be a vote against Proposal 1, for which the required vote is a percentage of the outstanding voting securities and will have no effect on a vote for adjournment.

Adjournment

In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

Other Information

The principal office of the Trust is located at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The current investment adviser of the Trust, Delaware Management Company, is located at 2005 Market Street, Philadelphia, Pennsylvania 19103, and the Trust’s service providers for certain accounting functions and financial reporting, Delaware Management Holdings, Inc. and

Delaware Service Company, Inc., are also located at 2005 Market Street, Philadelphia, Pennsylvania 19103. The Lincoln National Life Insurance Company, which provides various administrative services to the Trust, is located at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

Other Business

To the knowledge of the Trust’s Board of Trustees, there is no other business to be brought before the meeting. However, if other matters do properly come before the meeting, Lincoln Life and Lincoln New York intend to vote the Growth Fund’s shares in accordance with the judgment of the Trust’s Board on such matters.

Contract Owner Proposals

Under authority granted the Trustees by the Bylaws of the Trust, and pursuant to applicable law, special meetings are called as required. Contract Owners desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly representing certain stipulated percentages of the outstanding voting securities of the Growth Fund. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A Contract Owner wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Secretary of the Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802. Proposals must be received a reasonable time before the Fund begins to print and mail the proxy materials for the meeting.

Communications to the Board

Shareholders who wish to communicate to the full Board or to any individual Trustee may address correspondence to the Trust, c/o The Lincoln National Life Insurance Company at 1300 S. Clinton Street, Fort Wayne, IN 46802. Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

Legal Matters

Certain legal matters concerning the issuance of shares of the Capital Appreciation Fund will be passed upon by Dechert, LLP, 4675 McArthur Court, Suite 1400, Newport Beach, CA 92660.

EXHIBITS TO PROXY STATEMENT/PROSPECTUS

Exhibit A—Form of Agreement and Plan of Reorganization

Exhibit B—Ownership of Shares as of Record Date

Exhibit C—Management’s Discussion of Fund Performance and Financial Highlights

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

Plan of Reorganization

(Lincoln Fund to Lincoln Fund)

THIS PLAN OF REORGANIZATION dated as of                     , 2007, is by and between certain series of Funds of the Lincoln Variable Insurance Products Trust (the “Trust”).

The Trust is a statutory trust organized and existing under the laws of the State of Delaware. The Trust was formed on February 1, 2003, and has an unlimited number of authorized shares with no par value. The Trust owns no interest in land in Delaware. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. It is comprised of eighteen series.

Certain Funds (each an “Acquired Fund”) will be reorganized into certain other Funds (each an “Acquiring Fund”). The following chart shows each Acquired Fund and its corresponding Acquiring Fund.

Acquired Fund	Corresponding Acquiring Fund
Lincoln VIP Core Fund	LVIP S&P 500 Index Fund
Lincoln VIP Growth Fund	Lincoln VIP Capital Appreciation Fund

Delaware Management Company is the investment adviser to both the Acquired Funds and the Acquiring Funds. It is registered as an investment adviser under the Investment Advisers Act of 1940.

The Board of Trustees of the Trust has determined that it is in the best interests of the Trust, the Acquiring Funds, the Acquired Funds and the beneficial owners of the Acquired Funds to combine the Acquired Funds and the Acquiring Funds in the manner set forth below.

The parties intend that the transactions contemplated herein each qualify as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986 (the “Code”).

ARTICLE I

The Effective Time

The Effective Time of the Reorganization (“Effective Time”) shall be after the close of business on April 27, 2007, or such other time as shall be specified by the Board or the appropriate officers of the Trust.

In the event that trading on the New York Stock Exchange or on another exchange or market on which securities or other investments held by the Acquiring Funds or Acquired Funds is disrupted on the date of the Effective Time so that, in the judgment of the Board (or appropriate officers acting under the authority of the Board), accurate appraisal of the net assets of the Acquiring Funds or the Acquired Funds is impracticable, the Effective Time shall be postponed until the first business day after the day on which trading on such exchange or in such market shall have been resumed without disruption.

The Reorganization

At the Effective Time, the assets and liabilities, whether known or unknown, of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund, and the separate existence of the Acquired Fund will cease. The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund. Each Acquiring Fund shall also assume all of the liabilities of the corresponding Acquired Fund, whether accrued or contingent, known or unknown, existing at the Effective Time.

At the Effective Time, holders of each class of shares of each Acquired Fund representing interests in the corresponding Acquired Fund (“Acquired Fund Shares”) shall become holders of the same class of shares of such stock representing interests in the Acquiring Fund (“Acquiring Fund Shares”).

ARTICLE II

Transfer of Assets

Provided that all of the conditions precedent to the Reorganization described in Article III are fulfilled, then at the Effective Time, all of the assets of each Acquired Fund will be transferred to the corresponding Acquiring Fund in exchange for Acquiring Fund Shares and all of the liabilities of the Acquired Fund will be assumed by the Acquiring Fund.

Exchange of Stock

At the Effective Time, each Acquired Fund will exchange each outstanding Acquired Fund Shares of each class for a number of corresponding Acquiring Fund Shares of the same class. The number of full and fractional Acquiring Fund Shares to be issued to holders of Acquired Fund Shares will be determined on the basis of the relative net asset values of the Acquired Fund and the corresponding Acquiring

Fund as of 4:00 p.m. Eastern Standard Time on the day of the Effective Time. The number of Acquiring Fund Shares to be issued to each holder of Acquired Fund Shares shall be determined by multiplying the number of Acquired Fund Shares to be exchanged by the shareholder by a fraction, the denominator of which is the net asset value per share of Acquiring Fund Shares and the numerator of which is the net asset value per share of Acquired Fund Shares.

The net asset value of the Acquired Fund and the net asset value of the Acquiring Fund shall be determined in accordance with methods set forth in the Acquired Fund’s and Acquiring Fund’s respective current Form N-lA registration statements and valuation procedures then in effect. In the alternative, the officers of each the Acquired Fund and the corresponding Acquiring Fund may set the net asset value per share at the Effective Time.

Promptly after the Effective Time, the Trust shall cause to be registered on its transfer agency books in the name of each record holder of Acquired Fund Shares immediately prior to the Reorganization, without any action on the part of such record holder, the number of Acquiring Fund Shares (and fractional interests in such shares) issued to such record holder in the Reorganization.

ARTICLE III

Other Conditions Precedent to the Reorganization

To the extent required by the Acquired Fund’s Bylaws, the Board will call a meeting of the holders of the Acquired Fund Shares in order to submit to such holders the Plan of Reorganization for their approval or disapproval. Prior to the Effective Time, the holders of the Acquired Fund Shares shall meet and approve the Plan of Reorganization in accordance with the provisions of each Acquired Fund’s Bylaws.

Prior to any meeting of the holders of Acquired Fund Shares, each Acquired Fund shall distribute to such holders entitled to vote at such meeting a proxy statement and other proxy materials (including voting instruction forms) that comply in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

Prior to the Effective Time, each Acquired Fund will distribute substantially all of its net tax-exempt income, investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryovers), if any, that has accrued through the Effective Time.

Prior to the Effective Time, the Acquiring Funds and the Acquired Funds will receive a legal opinion of tax counsel, Dechert LLP, substantially to the effect that:

1. The acquisition, pursuant to the Plan of Reorganization, by an Acquiring Fund of the assets of the corresponding Acquired Fund in exchange for Acquiring Fund Shares will constitute a reorganization within the meaning Section 368(a)(1)(    ) of the Code;

2. No gain or loss will be recognized by an Acquired Fund upon the transfer of all of its assets to the Acquiring Fund;

3. The tax basis of the assets of an Acquired Fund in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

4. The holding period of the assets of an Acquired Fund transferred to the Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

5. No gain or loss will be recognized by an Acquiring Fund upon its receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund;

6. No gain or loss will be recognized by the holders of Acquired Fund Shares upon their receipt of Acquiring Fund Shares in exchange for their Acquired Fund Shares;

7. The basis of the Acquiring Fund Shares received by holders of Acquired Fund Shares will be the same as the basis of the Acquired Fund Shares exchanged therefor; and

8. The holding period of Acquiring Fund Shares received by holders of Acquired Fund Shares will include the holding period of the Acquired Fund Shares exchanged therefor, provided that at the time of the exchange, the Acquired Fund Shares were held as capital assets.

ARTICLE IV

Expenses

The Lincoln National Life Insurance Company will pay the expenses of the Reorganization. The costs of the Reorganization will include preparation of the Registration Statements, printing and distributing the Acquired funds’ proxy materials, legal fees, accounting fees, and expenses of holding shareholders’ meetings. With respect to the reorganization of the Growth Fund into the Capital Appreciation Fund, the brokerage costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be paid by Janus Capital

Management LLC, the sub-adviser to the Capital Appreciation Fund. With respect to the reorganization of the Core Fund into the LVIP S&P 500 Index Fund, the brokerage costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be shared by the LVIP S&P 500 Index Fund and The Lincoln National Life Insurance Company in accordance with a methodology approved by the Board of the Trust.

ARTICLE V

Miscellaneous

At any time prior to the Effective Time, the Plan of Reorganization may be terminated by the Board (or appropriate officers of the Trust acting under the authority of the Board) or be abandoned. In either event, the Plan of Reorganization shall become void and have no effect, without liability on the part of an Acquired Fund, an Acquiring Fund, the Trust or the holders of Acquired Fund Shares or Acquiring Fund Shares.

The Plan of Reorganization and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Delaware.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST on behalf of the Acquired Funds

By:
[Title]

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST on behalf of the Acquiring Funds

By:
[Title]

EXHIBIT B

Ownership of Shares as of December 15, 2006

Number of Outstanding Shares

Growth Fund	Shares Outstanding
Standard Class	3,135,464.70
Service Class	666,010.54

Total	3,801,475.24

Principal Holders of Shares of Growth Fund

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
RECORD OWNERS
Standard Class	Lincoln VIP Conservative Profile Fund	221,619.80	7.07%
	Lincoln VIP Moderate Profile Fund	1,374,503.76	43.84%
	Lincoln VIP Moderately Aggressive Profile Fund	1,155,784.46	36.86%
	Lincoln VIP Aggressive Profile Fund	357,987.69	11.42%
	1300 South Clinton Street Fort Wayne, IN 46801

Service Class	Lincoln National (Life) VA Acct. N 1300 South Clinton Street Fort Wayne, IN 46801	662,323.17	99.45%

BENEFICIAL OWNERS
Standard Class	None

Service Class	Jehudis Lichtenstein P.O. Box 36387 Cincinnati, OH 45236-0387	49,847.29	7.484%

	Ronald C. Hollis 1474 E. Andreas Road Palm Springs, CA 92262-6462	48,963.06	7.352%

B-1

Principal Holders of Shares of Capital Appreciation Fund

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
RECORD OWNERS
Standard Class	Lincoln National (Life) VA Acct C 1300 South Clinton Street Fort Wayne, IN 46801	22,676,083.61	92.99%

Service Class	Lincoln National (Life) VA Acct N 1300 South Clinton Street Fort Wayne, IN 46801	809,984.98	95.73%

BENEFICIAL OWNERS
Standard Class	None

Service Class	Alan M. Cohen 1202 N. Park Avenue Winter Park, FL 32789-2542.	47,526.51	5.617%

B-2

EXHIBIT C

Management’s Discussion of Fund Performance and Financial Highlights

Management’s Discussion of Fund Performance

The discussion of performance for the Growth Fund in this Exhibit D is taken from the Fund’s most recent annual report to shareholders and does not reflect developments occurring after the report was filed with the SEC and sent to shareholders.

Growth Fund

The Fund returned 17.0% (Standard Class shares with distributions reinvested) since inception on May 3, 2005. Its benchmark, the Russell 1000 Growth Index* returned 11.88% from May 2, 2005 through December 31, 2005.

The relative return benefited from stock selection in health care, consumer discretionary, industrials, information technology, financials, energy and materials. An overweight in the energy sector also was a positive contributor. Conversely, overweights in consumer discretionary and information technology stocks detracted somewhat from the performance versus the benchmark.

We currently maintain the Fund’s overweight versus the benchmark in cyclical companies such as those in the information technology and energy sectors. The Fund remains underweight in financials and consumer staples. In recent months, we have brought our positions in several sectors more closely in line with their benchmark weights.

Robert C. Doll, Jr.

Mercury Advisors

*	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios or higher forecasted growth values. Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

Growth of $10,000 invested 5/3/05 through 12/31/05

This chart illustrates, hypothetically, that $10,000 was invested in the Growth Fund Standard Class shares on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2005, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $11,704. For comparison, look at how the Russell 1000 Growth Index did from 5/2/03 through 12/31/05. The same $10,000 investment would have grown to $11,188. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Cumulative total return on investment Standard Class Shares	Ended 12/31/05
Inception (5/03/05)	+17.04%

The Service Class shares cumulative total return was 16.85% for the period from 5/3/05 (commencement of operations) to 12/31/05.

Capital Appreciation Fund

The discussion of performance for the Capital Appreciation Fund in this Exhibit D is taken from the Fund’s most recent annual report to shareholders and does not reflect developments occurring after the report was filed with the SEC and sent to shareholders.

The Fund returned 4.2% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2005, trailing its benchmark, the Russell 1000 Growth Index*, which returned 5.26% for the same period.

The Fund performed essentially in line with the U.S. market during the period, though it trailed the Russell 1000® Growth Index. The weak performance of select consumer discretionary and utilities holdings detracted from the Fund’s relative results. On the flip side, strong stock selection within the healthcare and consumer staples sectors served the Fund well.

Although some investors had hoped the fourth quarter might bring a sharp rally along the lines of the surge that transpired at the end of 2004, the U.S. stock market finished 2005 on a quiet note. Uncertainty over the Federal Reserve Board’s continued tightening (two more quarter-point rate increases sent the federal funds rate to 4.25%) and speculation over how President Bush’s appointment of Dr. Ben Bernanke as the next Federal Reserve chairman might affect the markets appeared to keep stocks in check. In addition, negative headlines about the war in Iraq and subdued corporate spending sent many investors to the sidelines.

On the other hand, the Conference Board’s Consumer Confidence Index rebounded in December, holiday retail sales appeared to be solid, if not spectacular, and the unemployment rate remained low despite the devastation of Hurricane Katrina. Looking beyond the United States, the fourth quarter proved profitable for international investors. Japan’s Nikkei Stock Average was particularly successful, rising more than 8% in December alone and over 40% for 2005, its largest annual gain since 1986.

Against this backdrop, we relied heavily on the expertise of the Janus research team, as more than 80% of the Fund’s holdings are rated either “buy” or “strong buy” by our internal analysts. We’ve also flattened the Fund’s profile, diversifying its holdings across a larger group of industries to gain exposure to what we believe are pockets of strength throughout the market.

*	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

The semiconductor chip industry can offer numerous challenges—something we’ve experienced firsthand as longtime owners of Maxim Integrated Products, the developer of analog chips for use in products ranging from cellular handsets to automobiles. Although we trimmed the Fund’s legacy position in the stock, its poor performance during the period still hampered our results. The stock was hurt in part by dissatisfaction with the company’s efforts to shore up its balance sheet. Though it did recover somewhat toward period-end, as orders picked up and its valuation proved appealing, we were disappointed with its most recent quarterly numbers—especially its weak profit margins.

We have been patient with Cisco Systems, the world’s leading developer of networking equipment. Although the company did not suffer any fundamental disappointments—indeed, it generated strong cash flows which it used in part to fund a steady stock buyback effort—its top-line growth proved unsatisfactory to some, and the stock declined. Enterprise spending, which affects approximately two-thirds of Cisco’s business, has picked up, but not as briskly as many had hoped. Nevertheless, we’re seeing favorable trends for Cisco, such as an effort to push broadband services through wireless networks and therefore maintain a reduced position in the stock.

We reassessed our position in Comcast following the company’s poor performance in the fourth quarter. Comcast is a leading cable television, high-speed Internet service and voice services provider that has yielded strong returns for the Fund for the past eight years. Unfortunately, it has struggled of late despite owning the best distribution pipe. We believe one of the main threats to Comcast’s business is the advent of Internet telephony—an area where competition is fierce, with players like eBay (which recently acquired Skype, the first Internet telephony company) and Google poised to lead the way. (Please note that both eBay and Google are Portfolio holdings, and performed well for us in the fourth quarter.) Given the uncertainty surrounding Comcast’s ability to adapt and succeed in this new area, as well as its recent slide, we significantly reduced our position.

Avoiding large pharmaceutical companies, which faced safety issues and looming patent expirations, we focused the Fund’s life sciences investments on companies such as Alcon, a large-cap pharmaceutical company known for its eye-care products.

The company rose due to its excellent pipeline of lens and drug products as well as its disciplined business practices, and maintained a bright outlook due to the aging of the baby boomer population, which has spurred demand in recent years.

Two other leading gainers that offered a different spin on the healthcare industry were drugstore giant Walgreen and prescription benefit management company Medpartners. Both companies generated steady returns and, in our opinion, stand to benefit from the new Medicare prescription benefit that took effect on January 1.

Another advancer was Companhia Vale do Rio Doce, a Brazilian mining company that exports iron ore and other key raw materials. During the period, prices for these materials increased on the back of extensive growth in the Chinese and Indian markets, as well as supply shortages in the U.S. resulting from Hurricanes Katrina and Rita.

Heading into 2006, we will stay focused on performing bottom-up research to target growth stocks whose potential and fundamentals meet our high investment standards. We also plan to widen our search to include some of the smaller names in the Russell 1000® Growth Index that we may have overlooked in 2005. We feel that this approach will serve us well regardless of the market’s next turn.

As always, thank you for your investment with Janus.

Blaine Rollins

Janus

Growth of $10,000 invested 12/31/95 through 12/31/05

This chart illustrates, hypothetically, that $10,000 was invested in the Capital Appreciation Fund Standard Class shares on 12/31/95. As the chart shows, by December 31, 2005, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $19,638. For comparison, look at how Russell 100 Growth Index did over the same period. The same $10,000 investment would have growth to $19,179. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance.

Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment Standard Class Shares	Ended 12/31/05
One Year	+4.20%
Five Years	+4.69%
Ten Years	+6.98%

The Service Class shares total return was 3.94% for the year ended 12/31/05 and its average annual total return was 10.65% for the period from 5/15/03 (commencement of operations) to 12/31/05.

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each class of the Fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The financial highlights of both the Growth Fund and the Capital Appreciation Fund for the periods through December 31, 2005 that are contained in this Exhibit D have been derived from financial statements audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm. Ernst & Young’s reports, along with the Funds’ financial statements for periods through December 31, 2005, are included in the respective Fund’s annual report (each available upon request). The financial highlights of both the Growth Fund and the Capital Appreciation Fund for the six months ended June 30, 2006 that are contained in this Exhibit D have been derived from financial statements which are unaudited and which are contained in each Fund’s semi-annual report (each available upon request).

Growth Fund

	Standard Class		Service Class
	Six Months Ended 6/30/06[1] (Unaudited)	5/3/05[2] to 12/31/05	Six Months Ended 6/30/06[1] (Unaudited)	5/3/05[2] to 12/31/05
Net asset value, beginning of period	$11.704	$10.000	$11.685	$10.000
Income from investment operations:
Net investment loss[3]	0.008	(0.004)	(0.007)	(0.023)
Net realized and unrealized gain on investments	(0.090)	1.708	(0.089)	1.708

Total from investment operations	(0.082)	1.704	(0.096)	1.685

Net asset value, end of period	$11.622	$11.704	$11.589	$11.685

Total return[4]	(0.69)%	17.04%	(0.82)%	16.85%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27,505	$12,619	$6,254	$2,448
Ratio of expenses to average net assets	0.86%	0.86%[5]	1.11%	1.11%[6]
Ratio of expenses to average net assets prior to fees waived and expense paid indirectly	1.50%	3.22%	1.75%	3.47%
Ratio of net investment loss to average net assets	0.14%	(0.06)%	(0.11)%	(0.31)%
Ratio of net investment loss to average net assets prior to fees waived and expense paid indirectly	(0.50)%	(2.42)%	(0.75)%	(2.67)%
Portfolio turnover	183%	251%	183%	251%

[1]	Ratios and portfolio turnover have been annualized and total return has not been annualized.
[2]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
[5]	Ratio for the period December 31, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.89%.
[6]	Ratio for the period December 31, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.14%.

Capital Appreciation

	Standard Class Year Ended
	Six Months Ended 6/30/06[1] (Unaudited)	12/31/05	12/31/04	12/31/03[2]	12/31/02	12/31/01
Net asset value, beginning of period	$18.376	$17.680	$16.793	$12.678	$17.358	$25.345
Income (loss) from investment operations:
Net investment income (loss)[3]	0.042	0.038	(0.009)	(0.014)	(0.032)	(0.035)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.188	0.704	0.896	4.129	(4.648)	(6.035)

Total from investment operations	0.230	0.742	0.887	4.115	(4.680)	(6.070)

Less dividends and distributions from:
Net investment income	—	(0.046)	—	—	—	—
Net realized gain on investments	—	—	—	—	—	(1.917)

Total dividends and distributions	—	(0.046)	—	—	—	(1.917)

Net asset value, end of period	$18.606	$18.376	$17.680	$16.793	$12.678	$17.358

Total return[4]	1.25%	4.20%	5.28%	32.45%	(26.96)%	(25.88)%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$498,717	$544,301	$659,385	$789,544	$678,243	$1,125,648
Ratio of expenses to average net assets	0.70%	0.73%	0.80%	0.82%	0.80%	0.78%
Ratio of expenses to average net assets prior to fees waived and expense paid indirectly	0.84%	0.83%	0.81%	0.82%	0.80%	0.78%
Ratio of net investment income (loss) to average net assets	0.45%	0.22%	(0.06)%	(0.10)%	(0.21)%	(0.18)%
Ratio of net investment income (loss) to average net assets prior to fees waived and expense paid indirectly	0.31%	0.12%	(0.07)%	(0.10)%	(0.21)%	(0.18)%
Portfolio turnover	133%	85%	33%	21%	27%	48%

[1]	Ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	Effective April 30, 2003, the Lincoln National Capital Appreciation Fund, Inc. was merged into the Capital Appreciation Fund.

The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

[3]	The average shares outstanding method has been applied for per share information.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

	Service Class Year Ended
	Six Months Ended 6/30/06[1] (Unaudited)	12/31/05	12/31/04	5/3/05[2] to 12/31/05
Net asset value, beginning of period	$18.294	$17.608	$16.766	$14.021
Income (loss) from investment operations:
Net investment income (loss)[3]	0.019	(0.006)	(0.051)	(0.036)
Net realized and unrealized gain on investments and foreign currencies	0.188	0.700	0.893	2.781

Total from investment operations	0.207	0.694	0.842	2.745

Less dividends and distributions from:
Net investment income	—	(0.008)	—	—

Total dividends and distributions	—	(0.008)	—	—

Net asset value, end of period	$18.501	$18.294	$17.608	$16.766

Total return[4]	1.13%	3.94%	5.02%	19.58%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13,991	$12,378	$3,812	$458
Ratio of expenses to average net assets	0.95%	0.98%	1.05%	1.06%
Ratio of expenses to average net assets prior to fees waived and expense paid indirectly	1.09%	1.08%	1.06%	1.06%
Ratio of net investment loss to average net assets	0.20%	(0.03)%	(0.31)%	(0.37)%
Ratio of net investment loss to average net assets prior to fees waived and expense paid indirectly	0.06%	(0.13)%	(0.32)%	(0.37)%
Portfolio turnover	133%	85%	33%	21%[5]

[1]	Ratios and portfolio turnover have been annualized and total return has not been annualized.
[2]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
[5]	The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

FORM OF

PROXY CARD

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

GROWTH FUND

a series of the Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF [insurance company] (THE “COMPANY”)

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Growth Fund that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on April 5, 2007 and at any adjournment thereof.

VOTE VIA THE INTERNET: [ ]
VOTE BY TELEPHONE: [ ]

I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 26, 2007.

Signature

Signature (if held jointly)

, 2007

Date Doc #433970 (LNL VA)

PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the Proposals described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■ If you have any questions, please contact [insurance company] toll free at [            ].

	FOR	AGAINST	ABSTAIN

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Growth Fund and the assumption of all liabilities of the Growth Fund by the Capital Appreciation Fund, in exchange for shares of the Capital Appreciation Fund and the subsequent liquidation of the Growth Fund.

	☐	☐	☐

The Company will vote upon such other business as may properly come before the Meeting or any adjournment or postponements thereof.

PART B

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Capital Appreciation Fund

STATEMENT OF ADDITIONAL INFORMATION

January 26, 2007

Acquisition of the Assets and Liabilities of the Growth Fund (“Target Fund”) (a series of Lincoln Variable Insurance Products Trust) 1300 South Clinton Street Fort Wayne, Indiana 46802	By and in Exchange for Shares of Capital Appreciation Fund (“Surviving Fund”) (a series of Lincoln Variable Insurance Products Trust) 1300 South Clinton Street Fort Wayne, Indiana 46802

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with, the Proxy Statement/Prospectus dated January 26, 2007, relating specifically to the proposed transfer of all of the assets of the Growth Fund to the Capital Appreciation Fund and the assumption of all the liabilities of the Growth Fund in exchange for shares of the Capital Appreciation Fund having an aggregate value equal to those of the Growth Fund (“Reorganization”). To obtain a copy of the Proxy Statement/Prospectus, please write to LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, 1300 South Clinton Street, Fort Wayne, Indiana 46802, or call (800) 4LINCOLN (454-6265). The Reorganization will be pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information incorporates by reference the following described documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

(1) The Statement of Additional Information of Lincoln Variable Insurance Products Trust dated May 1, 2006 (previously filed on EDGAR, Accession No: 0001193125-06-073837), as supplemented on June 30, 2006 (previously filed on EDGAR, Accession No: 0000726865-06-000229 ); and

(2) Annual Report to Shareholders of the Growth Fund and the Capital Appreciation Fund for the fiscal year ended December 31, 2005 (previously filed on EDGAR, Accession No: 0000893220-06-000429); and

(3) Semi-Annual Report to Shareholders of the Growth Fund and the Capital Appreciation Fund for the period ended June 30, 2006 (previously filed on EDGAR, Accession No: 0000893220-06-001938); and